Supplement Dated December 16, 2025
To the Updating Summary Prospectuses and Prospectuses dated May 1, 2025, for:

Principal ® Executive Variable Universal Life III
Principal ® Variable Universal Life Income IV

Issued by Principal National Life Insurance Company through its Principal National Life Insurance Company Variable Life Separate Account

This supplement updates information contained in the Updating Summary Prospectuses and Prospectuses referenced above. Please retain this supplement for future reference.
The following change is made to the name of an underlying mutual fund available under your Contract:
Effective December 1, 2025, the name of the Macquarie VIP Small Cap Value Series Fund is changed to the Nomura VIP Small Cap Value Series Fund.
Additionally, Macquarie Investment Management Global Limited will be removed as a sub-adviser for this fund.

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